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                                                                      Exhibit 32

  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. Section 1350

      Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of
Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2005                 By /s/ Richard A. Meeusen
                                         ---------------------------------
                                         Richard A. Meeusen
                                         Chairman, President and Chief Executive
                                         Officer

                                      By /s/ Richard E. Johnson
                                         -----------------------------------
                                         Richard E. Johnson
                                         Senior Vice President - Finance, Chief
                                         Financial Officer and Treasurer

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